SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

August 14, 2002

CHARTER ONE FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-15495	34-1567092
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1215 Superior Avenue, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 566-5300

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

Exhibit No.	Description
99.1	Sworn statements of Charles John Koch and Richard W. Neu, the Principal Executive Officer and Principal Financial Officer, respectively, of Charter One Financial, Inc., as filed on August 14, 2002 with the Securities and Exchange Commission (the "Commission") pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

ITEM 9. REGULATION FD DISCLOSURE.

            On August 14, 2002, Charles John Koch and Richard W. Neu, the Principal Executive Officer and Principal Financial Officer, respectively of Charter One Financial, Inc., each filed with the Commission the sworn written statements required by the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). A copy of the statements is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC.

Date: August 14, 2002	By: /s/ Robert J. Vana Robert J. Vana Chief Corporate Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Sworn statements of Charles John Koch and Richard W. Neu, the Principal Executive Officer and Principal Financial Officer, respectively, of Charter One Financial, Inc., as filed on August 14, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.